UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2013

FluoroPharma Medical, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-151381                                                                           20-8325616
(Commission File Number)                                                                                     (IRS Employer Identification No.)

8 Hillside Avenue, Suite 207
Montclair, NJ 07042
(Address of principal executive offices and zip code)

(973) 744-1565
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

    On October 28, 2013, FluoroPharma Medical, Inc. (the “Company”) announced that Edward L. Lyons, GE Healthcare's Global Marketing Director, Nuclear Medicine, has been named to the Company’s newly created position of Vice President, Marketing, effective as of October 28, 2013.

    The press release relating to the foregoing is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 29, 2013

FLUOROPHARMA MEDICAL, INC. By: /s/ Johan M. (Thijs) Spoor Name Johan M. (Thijs) Spoor Title: CEO and President